Exhibit 10.3
                                                                    ------------

                               SECURITY AGREEMENT
                               ------------------

     This SECURITY AGREEMENT is entered into as of May 31 , 2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and SWITCHBOARD SECURITIES CORPORATION, a Massachusetts corporation having a principal office at 120 Flanders Road, Westboro, MA 01581 ("Debtor").

                                    RECITALS
                                    --------

     Debtor has executed and delivered a certain Unconditional Guaranty to Bank dated as of May 31, 2002 of the obligations and liabilities (hereinafter, the "Liabilities") of SWITCHBOARD, INCORPORATED., a Delaware corporation (the "Borrower"), to the Bank (as may be amended from time to time, the "Guaranty"). Bank has agreed to lend money to Borrower, but only upon the condition that Debtor execute and deliver this Security Agreement to secure the payment and performance of the Liabilities under the Guaranty in accordance with the terms of this Agreement. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan and Security Agreement by and between the Borrower and the Bank of even date herewith (the "Loan Agreement").

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1. CREATION OF SECURITY INTEREST
        -----------------------------

          1.1 Grant of Security Interest. Debtor grants to Bank a continuing
              --------------------------
     security interest in the property described in Exhibit A attached hereto
                                                    ---------
     (the "Collateral") in order to secure prompt payment of any and all Liabilities (as defined herein) of Debtor to Bank under the Guaranty, and any and all liabilities and obligations of Debtor to Bank under any other agreements entered into between Debtor and Bank (the "Loan Documents"). Such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Bank may place a "hold" on any deposit account pledged as Collateral. Debtor agrees that any disposition of the Collateral in violation of this Agreement, by either the Debtor or any other Person, shall be deemed to violate the rights of the Bank under the Code. If the Agreement is terminated, Bank's lien and security interest in the Collateral shall continue until Debtor fully satisfies its Obligations. If Debtor shall at any time, acquire a commercial tort claim, Debtor shall promptly notify Bank in a writing signed by Debtor of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

          1.3 Financing Statements. This Agreement constitutes an authenticated
              --------------------
     record which authorizes the Bank to file such financing statements as Bank determines appropriate. Without limiting the generality of the foregoing, Debtor hereby expressly authorizes Bank to file financing statements without notice to Debtor, with all appropriate jurisdictions, as Bank in its sole discretion deems appropriate from time to time, in order to further perfect, protect, or vest more securely Bank's interest in the Collateral.

          1.4 Delivery of Additional Documentation Required. Debtor shall from
              ---------------------------------------------
     time to time execute and deliver to Bank, at the request of Bank, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

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

     2. REPRESENTATIONS AND WARRANTIES
        ------------------------------

          Debtor represents and warrants as follows:

          2.1 Due Organization and Qualification. Debtor is a corporation duly
              ----------------------------------
     existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified. Debtor shall not, without at least thirty
     (30) days prior written notice to Bank: (i) relocate its chief executive office, or add any new offices or business locations, or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.

          2.2 Due Authorization; No Conflict. The execution, delivery, and
              ------------------------------
     performance of this Agreement are within Debtor's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Debtor's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Debtor is a party or by which Debtor is bound.

          2.3 No Prior Encumbrances. Debtor has good and indefeasible title to
              ---------------------
     the Collateral, free and clear of any liens, security interests, or other encumbrances.

     3. AFFIRMATIVE COVENANTS
        ---------------------

          Debtor covenants and agrees that, until payment in full of all outstanding obligations and liabilities under the Guaranty and this Agreement, Debtor shall do all of the following:

          3.1 Good Standing. Debtor shall maintain its corporate existence and
              -------------
     its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Debtor's business. Debtor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on Debtor's business.

          3.2 Government Compliance. Debtor shall comply with all statutes,
              ---------------------
     laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a material adverse effect on Debtor's business.

          3.3 Insurance.
              ---------

          (a) Debtor, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Debtor's business is conducted on the date hereof. Debtor shall also maintain insurance relating to Debtor's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Debtor's.

          (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason.

     4. NEGATIVE COVENANTS
        ------------------

          Debtor covenants and agrees that until payment in full of all outstanding obligations and liabilities under the Guaranty and this Agreement, Debtor will not do any of the following:

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

          4.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose
              ------------
     of (collectively, a "Transfer"), all or any part of the Collateral other than: (i) Transfers in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the Collateral; or (iii) Transfers of worn-out or obsolete Equipment.

          4.2 Mergers or Acquisitions. Merge or consolidate, or permit any of
              -----------------------
     its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

          4.3 Indebtedness. Create, incur, assume, or be liable for any
              ------------
     Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

          4.4 Encumbrance. Create, incur, or allow any Lien on any of its
              -----------
     property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to Bank's first priority security interest.

          4.5 Investments; Distributions. (i) Directly or indirectly acquire or
              --------------------------
     own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

          4.6 Transactions with Affiliates. Directly or indirectly enter or
              ----------------------------
     permit any material transaction with any Affiliate, except transactions that are in the ordinary course of Debtor's business, on terms no less favorable to Debtor than would be obtained in an arm's length transaction with a non-affiliated Person.

          4.7 Subordinated Debt. Make or permit any payment on any Subordinated
              -----------------
     Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

          4.8 Compliance. Undertake as one of its important activities extending
              ----------
     credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Debtor's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

     5. EVENTS OF DEFAULT
        -----------------

          Any one or more of the following events shall constitute an Event of Default by Debtor under this Agreement:

          5.1 Loan Documents. If an Event of Default occurs under the Guaranty
              --------------
     or any of the Loan Documents.

          5.2 Covenant Default. Debtor does not perform any obligation in
              ----------------
     Article 3 or violates any covenant in Article 4 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Debtor and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within ten (10) days after it occurs, or if the default cannot be cured within ten (10) days or cannot be cured after Debtor's attempts in the ten (10) day period, and the default may be cured within a reasonable time, then Debtor shall have additional time (of not more than thirty (30) days) to attempt to cure the default.

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

          5.3 Material Adverse Change. A Material Adverse Change occurs.
              -----------------------

          5.4 Attachment. (i) Any material portion of Debtor's assets is
              ----------
     attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in thirty (30) days; (ii) Debtor is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Debtor's assets; or (iv) a notice of lien, levy, or assessment is filed against a material portion of Debtor's assets by any government agency and not paid or contested in good faith in compliance with all appropriate procedures within thirty (30) days after Debtor receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Debtor.

          5.5 Insolvency. (i) Debtor becomes insolvent; (ii) Debtor begins an
              ----------
     Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Debtor and not dismissed or stayed within forty-five (45) days.

          5.6 Other Agreements. If there is a default in any agreement to which
              ----------------
     Debtor is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness of Debtor in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Change.

          5.7 Judgments. If a judgment or judgments for the payment of money in
              ---------
     an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) shall be rendered against Debtor and shall remain unsatisfied and unstayed for a period of thirty (30) days.

          5.8 Misrepresentations. If Debtor or any Person acting for Debtor
              ------------------
     makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

          5.9 Other Guaranties. Any guaranty of any Liabilities ceases for any
              ----------------
     reason to be in full force or any Guarantor does not perform any obligation under any guaranty of the Liabilities, or any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Liabilities or in any certificate delivered to Bank in connection with the guaranty.

     6. BANK'S RIGHTS AND REMEDIES
        --------------------------

          6.1 Rights and Remedies. Upon the occurrence and during the
              -------------------
     continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Debtor:

               (a) Exercise all rights available to it under the Massachusetts Uniform Commercial Code and applicable law;

               (b) Set off and apply to the obligations any and all (i) balances and deposits of Debtor held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Debtor held by Bank; and

               (c) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as Bank determines is commercially reasonable.

          6.2 Remedies Cumulative. Bank's rights and remedies under this
              -------------------
     Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Debtor's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it.

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

          6.3 Demand; Protest. Debtor waives demand, protest, notice of protest,
              ---------------
     notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Debtor may in any way be liable.

     8. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER
        ------------------------------------------

     The laws of the Commonwealth of Massachusetts shall apply to this Agreement. DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, DEBTOR ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OR ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHT AGAINST THE DEBTOR OR ITS PROPERTY.

     DEBTOR AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     9. GENERAL PROVISIONS
        ------------------

          9.1 Successors and Assigns. This Agreement shall bind and inure to the
              ----------------------
     benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Debtor without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Debtor to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in Bank's obligations, rights and benefits hereunder.

          9.2 Indemnification. Debtor shall defend, indemnify and hold harmless
              ---------------
     Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Debtor whether under this Agreement, or otherwise (including without limitation reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          9.2 Right of Set-Off. Debtor hereby grants to Bank, a lien, security
              ----------------
     interest and right of setoff as security for all Liabilities to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Debtor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY

     OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE Debtor, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

          9.3 Time of Essence. Time is of the essence for the performance of all
              ---------------
     obligations set forth in this Agreement.

          9.4 Severability of Provisions. Each provision of this Agreement shall
              --------------------------
     be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          9.5 Amendments in Writing, Integration. This Agreement cannot be
              ----------------------------------
     changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          9.6 Counterparts. This Agreement may be executed in any number of
              ------------
     counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          9.7 Survival. All covenants, representations and warranties made in
              --------
     this Agreement shall continue in full force and effect so long as any liabilities and obligations under the Guaranty and this Agreement remain outstanding. The obligations of Debtor to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in this Agreement shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

          9.8 Amendment of Loan Documents. Debtor authorizes Bank, without
              ---------------------------
     notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Loan Documents or any part thereof; (b) take and hold security for the payment of the Loan Documents, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.

          9.9 Debtor Waivers. Debtor waives any right to require Bank to (a)
              --------------
     proceed against Borrower, the Debtor, any other guarantor or any other person; (b) proceed against or exhaust any security held from Borrower or Debtor; (c) marshal any assets of Borrower or Debtor; or (d) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or Debtor or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Debtor hereunder. Debtor waives any defense arising by reason of any disability or other defense of Borrower or Debtor or by reason of the cessation from any cause whatsoever of the liability of Borrower or Debtor. Debtor waives any setoff, defense or counterclaim that Borrower or Debtor may have against Bank. Debtor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower or Debtor. Debtor shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and Debtor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Debtor waives all rights to participate in any security now or hereafter held by Bank. Debtor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional indebtedness. Debtor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by Debtor, Bank shall have no duty to advise Debtor of information known to Bank regarding such condition or any such circumstances.

          9.10 Insolvency. If Borrower becomes insolvent or is adjudicated
               ----------
     bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Loan Documents are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for insolvency, bankruptcy or any similar reason, Debtor agrees that Debtor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Agreement shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower or Debtor, any other person, or otherwise, as though such payment had not been made.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              ("Debtor")

                              SWITCHBOARD SECURITIES CORPORATION

                              By: /s/Robert P. Orlando
                                  --------------------

                              Name: Robert P. Orlando
                                    -----------------

                              Title: Secretary and Treasurer
                                     -----------------------

                              ("Bank")

                              SILICON VALLEY BANK

                              By: /s/Jonathan L. Gray
                                  -------------------

                              Name: Jonathan L. Gray
                                    ----------------

                              Title: SVB
                                     ---

                                   EXHIBIT A
                                   ---------
     The Collateral shall consist of all right, title and interest of Debtor in and to the following:

     All goods, equipment, inventory, contract rights or rights to payment of money, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

     All Debtor's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

     The Collateral does not include:

     Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, now owned or hereafter acquired. Notwithstanding the foregoing, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing intellectual property (the "Intellectual Property"). To the extent a court of competent jurisdiction holds that a security interest in any Intellectual Property is necessary to have a security interest in any accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property, then the Collateral shall, effective as of the Closing Date, include the Intellectual Property, to the extent necessary to permit perfection of the Bank's security interest in such accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the Intellectual Property.